Fees Summary	Mar. 11, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	26,811.87
Total Transaction Valuation	194,148,250.20
Total Offset Amount	0.00
Net Fee	$ 26,811.87